UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2021

PACIFIC GREEN TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54756	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10212, 8 The Green Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 601-4659

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PGTK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2021 Pacific Green Technologies Inc. (“we”, “us”, “our”, the “Company”) appointed Peter Rossbach to become an Independent Non-Executive Director of our Company.

Peter Rossbach —Independent Non-Executive Director

Peter van Egmond Rossbach has worked in the renewable power sector since 1985 when he started at Standard & Poor’s rating utility bonds financing renewable projects in California.

In the late 1980s he worked with Catalyst Energy, a developer of hydro and cogeneration projects that was later sold to the Boone Pickens family. In the early 1990’s, Peter was a vice president of project finance for the Mitsui Bank, arranging loans for wind and cogeneration projects in the United States.

Since the mid-1990s, Peter worked in Europe and Asia making investments in hydro, wind and solar projects in over a dozen counties. Over this time frame he created renewable energy asset portfolios of over 1GW, first for a fund in Asia based in Singapore and then since 2003 for Impax Asset Management in Europe. While at Impax in London he assembled a team of industry-oriented specialists with expertise in project construction, operation, finance and asset management.

Currently Peter serves as Senior Advisor and on the investment committee for Impax’s private equity funds #1-3 and is a non-executive board member with UGE International Ltd, a TSX-listed renewables developer in the USA. Peter has a degree in Government from Harvard College and a Masters’ degree in Public Policy from Harvard’s Kennedy School of Government.

Our company believes that Mr. Rossbach’s professional background and experience give him the qualifications and skills necessary to serve as a director of the Company. Except as disclosed herein, there have been no transactions between the Company and Mr. Rossbach since our last fiscal year which would be required to be reported herein. There are no family or similar relationships among Mr. Rossbach and any of our officers, directors, or affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.

/s/ Scott Poulter
Scott Poulter
Chief Executive Officer and Director
Date:	February 3, 2021